UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2025

Clearwater Analytics Holdings, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40838	87-1043711
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 W. Main Street
Suite 900
Boise, Idaho	83702
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 208 433-1200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.001 per share	CWAN	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03.	Material Modification to Rights of Security Holders.

On June 12, 2025, each outstanding share of Class C Common Stock, par value $0.001 per share (the “Class C Common Stock”) and each outstanding share of Class D Common Stock, par value $0.001 per share (the “Class D Common Stock”), of Clearwater Analytics Holdings, Inc. (the “Company”), automatically converted (the “Conversion”) into one share of the Company’s Class B Common Stock, par value $0.001 per share (the “Class B Common Stock”) and one share of the Company’s Class A Common Stock, par value $0.001 per share (the “Class A Common Stock” and collectively with the Class B Common Stock, the Class C Common Stock and the Class D Common Stock, the “Common Stock”), respectively, pursuant to the terms of the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”). The Company does not intend to issue any additional shares of Class C Common Stock or Class D Common Stock following the Conversion.

The Conversion occurred pursuant to Article IV, Section 4.8 of the Certificate of Incorporation, which provides that each outstanding share of Class C Common Stock and each outstanding share of Class D Common Stock will convert automatically, without any further action, into one share of Class B Common Stock and one share of Class A Common Stock, respectively, on the date that the WCAS Investors and their respective Affiliates (each as defined in the Certificate of Incorporation) own less than 5% of the Common Stock.

Pursuant to Article IV, Section 4.8 of the Certificate of Incorporation, shares of Class C Common Stock and Class D Common Stock that are converted into shares of Class B Common Stock and Class A Common Stock, respectively, will be retired and shall not be available for reissuance. In accordance with Article IV, Section 4.8 of the Certificate of Incorporation and Section 243 of the Delaware General Corporation Law (the “DGCL”), on June 12, 2025, the Company filed a Certificate of Retirement with the Secretary of State of the State of Delaware, which has the effect of retiring all of the shares of Class C Common Stock and Class D Common Stock that were issued but not outstanding following the Conversion and amending the Certificate of Incorporation such that, upon the effectiveness of the Certificate of Retirement, the Company’s total number of authorized shares of capital stock has been reduced by the number of retired shares of Class C Common Stock and Class D Common Stock (the “Certificate of Retirement”).

The Conversion had the following effects, among others:

Voting Power. Prior to the Conversion, holders of shares of Class C Common Stock and Class D Common Stock were entitled to cast ten votes per share on any matter submitted to a vote of the Company’s stockholders. As a result of the Conversion, all former holders of shares of Class C Common Stock and Class D Common Stock are now holders of an equal number of shares of Class B Common Stock and Class A Common Stock, respectively, which are entitled to cast only one vote per share on all matters subject to a stockholder vote. In addition, the provisions of the Certificate of Incorporation and the DGCL that entitled the holders of shares of Class C Common Stock and/or Class D Common Stock, on the one hand, and the holders of shares of Class B Common Stock and/or Class A Common Stock, on the other, in certain circumstances, to separate class voting rights, are no longer applicable as a result of the Conversion (but the provisions of the Certificate of Incorporation and the DGCL that entitle the holders of shares of Class A Common Stock and Class B Common Stock, in certain circumstances, to separate class voting rights, are unaffected by the Conversion).

Economic Interests. Because holders of shares of Class A Common Stock and Class B Common Stock are entitled to the same economic interests to which former holders of shares of Class D Common Stock and Class C Common Stock, respectively, were entitled before the Conversion, including with regard to dividends and distributions, liquidation rights and treatment in connection with a change of control or merger transaction, the Conversion had no impact on the economic interests of former holders of shares of Class C Common Stock and Class D Common Stock.

Capitalization. The Conversion had no impact on the total number of the Company’s outstanding shares of capital stock, as the shares of Class C Common Stock and Class D Common Stock converted into an equivalent number of shares of Class B Common Stock and Class A Common Stock, respectively. Pursuant to Section 243 of the DGCL, the filing of the Certificate of Retirement had the effect of amending the Certificate of Incorporation such that, upon the effectiveness of the Certificate of Retirement, the Company’s total number of authorized shares of capital stock was reduced by the number of the retired shares of Class C Common Stock and Class D Common Stock.

2021 Omnibus Incentive Plan. Upon the Conversion, outstanding stock options, restricted stock units and other equity-based awards issued under the Company’s 2021 Omnibus Incentive Plan remain unchanged because such awards are denominated in shares of Class A Common Stock.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described under Item 3.03, on June 12, 2025, the Company filed the Certificate of Retirement with the Secretary of State of the State of Delaware to effect the retirement of the shares of Class C Common Stock and Class D Common Stock that were issued but not outstanding following the Conversion and to accordingly reduce the Company’s total number of authorized shares of capital stock by the number of retired shares of Class C Common Stock and Class D Common Stock.

The foregoing description of the Certificate of Retirement is a summary only and is qualified in its entirety by reference to the full text of (a) the Certificate of Retirement, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference and (b) the Certificate of Incorporation, a copy of which is incorporated herein by reference as Exhibit 3.2 hereto.

Item 8.01.	Other Events.

The Class A Common Stock will continue to trade on the New York Stock Exchange under the ticker symbol “CWAN” following the Conversion and will maintain the same CUSIP number previously assigned to the Class A Common Stock.

On June 16, 2025, the Company issued a press release announcing the Conversion of all outstanding Class C Common Stock and Class D Common Stock.

A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d):	The following exhibits are being filed herewith:

Exhibit Number	Description	Report of Registration Statement	SEC File or Registration Number	SEC File or Registration Number

3.1	Certificate of Retirement

3.2	Amended and Restated Certificate of Incorporation of Clearwater Analytics Holdings, Inc., dated September 27, 2021	8-K filed September 28, 2021	001-40838	3.1

99.1	Press Release, dated June 16, 2025, issued by Clearwater Analytics Holdings, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Clearwater Analytics Holdings, Inc.

Date: June 16, 2025	By:	/s/ Alphonse Valbrune
	Name:	Alphonse Valbrune
	Title:	Chief Legal Officer and Corporate Secretary